UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2007

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John L. Skolds retired from Exelon Corporation (Exelon) effective September 7, 2007. Mr. Skolds was a named executive officer of Exelon, Exelon Generation Company, LLC (Generation) and PECO Energy Company (PECO). In connection with his retirement, Mr. Skolds resigned as a director and as president and will no longer serve as principal executive officer of PECO and will resign as president and will no longer serve as the principal executive officer of Generation.

Christopher M. Crane has been appointed as the chief operating officer of Generation and has been elected as an executive vice president of Exelon, effective as of September 3, 2007. Mr. Crane also serves as Generation’s president, Exelon Nuclear. He has previously served as senior vice president of Exelon and chief nuclear officer and a vice president of Generation. Mr. Crane was first elected an officer of Generation in 2000.

Denis P. O’Brien has been appointed as the chief executive officer of PECO and has been elected an executive vice president of Exelon, effective as of September 3, 2007. Mr. O’Brien also serves as president and as a director of PECO. He has previously served PECO as executive vice president, vice president of operations, director of transmission and substations, and director of the BucksMont region.

Phillip S. Barnett has been elected as senior vice president and chief financial officer of PECO, succeeding John F. Young as the chief financial officer, effective as of September 3, 2007. Mr. Barnett previously served as senior vice president, corporate financial planning, of Exelon, and vice president, finance, of Generation.

Craig L. Adams has been elected as senior vice president and chief operating officer of PECO, effective as of September 3, 2007. Mr. Adams previously served Exelon Business Services Co. as senior vice president and chief supply officer and senior vice president, EED support services.

John T. Costello resigned as executive vice president and chief operating officer of Commonwealth Edison Company (ComEd), effective as of September 3, 2007, upon being elected senior vice president, operational governance and quality assurance, of Exelon.

J. Barry Mitchell was elected as chief operating officer of ComEd effective as of September 3, 2007. Mr. Mitchell also serves as ComEd’s president. Mr. Mitchell previously served as senior vice president, treasurer, and chief financial officer of Exelon, Generation, ComEd and PECO; vice president and treasurer of Exelon, and vice president, treasury and evaluation, and treasurer of PECO.

Mr. Skolds has entered into a retirement and separation agreement in which he has agreed to restrictive covenants relating to non-solicitation, non-competition, confidential information, intellectual property, non-disparagement, and a standstill and he has executed a waiver and release, in consideration of a cash payment of $1,172,500, representing his current annual base salary and target annual incentive for 2007. Such cash payment is to be paid in a lump sum no later than the second payroll date following the date that is six months after September 7, 2007.

In connection with their new positions, some of these officers received increases in base compensation, and some received restricted stock units, or both. The restricted stock units the officers received are in the form as attached to this report: Mr. Crane, 15,000, vesting after four years, and Mr. Mitchell, 5000, vesting after three years. In addition, Frank Clark, ComEd’s president, chairman and CEO, was awarded 5000 restricted stock units that vested immediately. All of these restricted stock units may be settled in cash or shares of Exelon common stock in the discretion of the Exelon compensation committee. In connection with his new position, Mr. Costello was awarded the opportunity to receive a project completion bonus of $500,000 upon the completion of projects and his retirement. Robert K. McDonald, ComEd’s senior vice president, chief financial officer and treasurer, was awarded a cash recognition award of $100,000.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Form of Restricted Stock Unit

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Generation, ComEd and PECO (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC
PECO ENERGY COMPANY

/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company

September 7, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of restricted stock unit